                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      October 12, 1998
                                                 ----------------------



                                CONNECT, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)



                                  Delaware
--------------------------------------------------------------------------------
               (State or other jurisdiction of incorporation)



       000-20873                                          943036611
--------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)



515 Ellis Street, Mountain View, California                     94043
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:    (650) 254-4000
                                                   -----------------------------

                                     N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.   Other Events.
          ------------

      On October 12, 1998, CONNECT, Inc., a Delaware corporation (the "Company") announced its results for the quarter ended September 30, 1998, as well as certain other matters. Further details regarding this announcement are contained in the Company's press release dated October 12, 1998 attached as an exhibit hereto and incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

        (c)  Exhibits.
             --------

Exhibit 99.1    CONNECT, Inc. Press Release dated October 12, 1998.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CONNECT, Inc.
                                        (Registrant)


Dated:  October 13, 1998              By:  /s/ GREIGORY PARK
                                           -------------------------------------
                                           Greigory Park
                                           Vice President of Finance
                                           and Chief Financial Officer